SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 30, 2008
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Credit Agreement
     On July 30, 2008, Otter Tail Corporation, dba Otter Tail Power Company (the “Company”), entered into a $170 million Credit Agreement (the “Credit Agreement”) with the Banks named therein, U.S. Bank National Association, a national banking association, as agent for the Banks, Bank of America, N.A., as Syndication Agent JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, and Merrill Lynch Bank USA. The Credit Agreement creates an unsecured revolving credit facility that the Company can draw on to support the working capital needs and other capital requirements of the Company’s electric operations. The Credit Agreement replaces an existing $75 million Credit Agreement with U.S. Bank National Association that would have terminated on September 1, 2008. Borrowings under the line of credit bear interest at LIBOR plus 0.4%, subject to adjustment based on the ratings of the Company’s senior unsecured debt
     The Credit Agreement, which is filed as Exhibit 4.1 to this Form 8-K, contains certain financial covenants. Specifically, the Company must maintain an “Interest and Dividend Coverage Ratio” (as defined in the Credit Agreement) of not less than 1.50 to 1.00 and must not permit its “Interest-bearing Debt to Total Capitalization” (as defined in the Credit Agreement) to exceed 0.60 to 1.00.
     If the Company forms a holding company and Otter Tail Power Company becomes a separate subsidiary of the newly formed holding company, the Credit Agreement will become an obligation of the newly formed subsidiary, Otter Tail Power Company, provided certain conditions are met.
     The description of the terms of the Credit Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 4.1 to this
Form 8-K.
     U.S. Bank, Bank of America, JPMorgan Chase Bank, and Wells Fargo Bank are also a party to the Credit Agreement dated October 2, 2007 with Varistar Corporation, which creates an unsecured revolving credit facility that Varistar can draw on to support its operations.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information contained in Item 1.01 above is incorporated herein by reference. As of July 31, 2008, $48.1 million was borrowed under the Credit Agreement.

Item 9.01 Financial Statement and Exhibits
(d)	Exhibits
4.1	Credit Agreement, dated as of July 30, 2008, among Otter Tail Corporation, the Banks named therein, Bank of America, N.A., as Syndication Agent, U.S. Bank National Association, a national banking association, as agent for the Banks, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, and Merrill Lynch Bank USA.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: August 1, 2008
	By	/s/ Kevin G. Moug Kevin G. Moug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit

4.1	Credit Agreement, dated as of July 30, 2008, among Otter Tail Corporation, the Banks named therein, Bank of America, N.A., as Syndication Agent, U.S. Bank National Association, a national banking association, as agent for the Banks, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, and Merrill Lynch Bank USA.

5